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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 18, 2003

                          SMARTVIDEO TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  000-26809                    91-1962104
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)

   1650 Oakbrook Drive, Suite 405, Norcross Georgia                 30093
      (Address of principal executive offices)                   (Zip Code)

                                 (770) 729-8777
               Registrant's telephone number, including area code

                               ARMAGH Group, Inc.
          (Former name or former address, if changed since last report

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                          SMARTVIDEO TECHNOLOGIES INC.

                                Index to Form 8-K

                                     PART I

                                      - 2 -

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)      Exhibits                  Description of Document
             ---------------- --------------------------------------------------

                  99.1        Press Release of Registrant, dated March 18, 2003,
                              reporting SmartVideo Technologies Inc.'s increase
                              in capacity (furnished and not filed herewith
                              solely pursuant to Item 9).

Item 9. Regulation FD Disclosure

     On March 18, 2003, the Registrant reported an increase in its capacity. A copy of the press release issued by the Registrant on March 18, 2003 is furnished herewith as Exhibit 99.1 and is incorporated by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of
1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

                                      - 3 -

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTVIDEO TECHNOLOGIES INC.

     Date:  March 18, 2003                  By: /s/ Richard E. Bennett, Jr.
                                                    Richard E. Bennett, Jr.
                                             President & Chief Executive Officer

                                      - 4 -

                                  EXHIBIT INDEX

             Exhibit Number                Description of Document
             ---------------- --------------------------------------------------

                  99.1        Press Release of Registrant, dated March 18, 2003,
                              reporting SmartVideo Technologies Inc.'s increase
                              in capacity (furnished and not filed herewith
                              solely pursuant to Item 9).

                                     - 5 -